                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                Date of Report:


                              September 10, 1996
                              ------------------

                             OMNIPOINT CORPORATION
                             ---------------------
              (Exact Name of Registrant as Specified in Charter)

          Delaware                 0-27442                   04-2969720
     ----------------          ---------------          -------------------
  (State of Incorporation)   (Commission File Number)      (IRS Employer
                                                         Identification No.)

                       2000 North 14th Street, Suite 500
                              Arlington, VA 22201
                              -------------------
              (Address of principal executive offices) (Zip Code)

                                (703) 522-7778
                        -------------------------------
                        (Registrant's telephone number)

Item 5.  Other Events.
         ------------

     On August 27, 1996 (the "Closing Date"), Omnipoint Corporation (the "Company") completed the private placement of $250,000,000 of the Company's 11-5/8% Senior Notes due 2006 (the "Notes") under Rule 144A of the Securities Act of 1933, as amended (the "Act"). The Notes have not been registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements thereunder.

     The Notes were issued under an indenture (the "Indenture"), dated as of August 27, 1996 between the Company and Marine Midland Bank as trustee under the Indenture. Capitalized terms not otherwise defined herein are defined in the Indenture.

     The Company has received net proceeds from the sale of the Notes of approximately $241.1 million, after deducting the discount to the initial purchasers of the Notes and estimated offering expenses. As described more fully below, approximately $53.3 million, which will be sufficient to pay two years' interest on the Notes, has been used to fund an Escrow Account for the benefit of the holders of the Notes.

     The Notes are senior unsecured obligations of the Company ranking pari passu in right of payment with all existing and future senior indebtedness of the Company and ranking senior to all existing and future subordinated indebtedness of the Company. The Notes will mature on August 15, 2006.
Interest on the Notes will be payable semi-annually in arrears on February 15 and August 15 of each year, commencing February 15, 1997. Except in certain circumstances, the Notes will not be redeemable at the option of the Company prior to August 15, 2001. Thereafter, the Company may redeem the Notes, in whole or in part, at the redemption prices set forth in the Indenture, plus accrued and unpaid interest and Liquidated Damages, if any, to the date of redemption. In addition, at any time prior to August 15, 1999, the Company may redeem up to one-third of the Notes originally outstanding at a redemption price of 111.625% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the date of redemption, with the net proceeds of one or more Public Equity Offerings or sales of certain capital stock of the Company to one or more Strategic Equity Investors; provided that after any such redemption at least two-thirds of the aggregate principal amount of the Notes originally outstanding remains outstanding. Upon the occurrence of a Change of Control, the Company will be required to offer to repurchase the outstanding Notes at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase.

     The holders of the Notes are entitled to certain registration rights, pursuant to a Registration Rights Agreement which provides that the Company will, at its cost, (i) within 45 days after the Closing Date, file a registration statement (the "Exchange Offer Registration Statement") with the Commission with respect to a registered offer to exchange the Notes for the Company's Senior Notes due 2006 (the "New Notes"), which will have terms substantially identical in all material respects to the Notes (except that such New Notes will not contain terms with respect to transfer restrictions) and (ii) use its best efforts to cause such Exchange Offer Registration Statement to be declared effective under the Act within 90 days after the Closing Date.

     If for any reason the exchange offer as described above is not consummated within 135 days of the Closing Date, the Company is obligated to (a) file a shelf registration statement covering resales of the Notes (a "Shelf Registration Statement"), (b) use its best efforts to cause such Shelf Registration Statement to be declared effective under the Act as promptly as practicable after the filing of such Registration Statement, and (c) use its best efforts to keep effective such Shelf Registration Statement until the earlier of 36 months following the Closing Date and such time as all of the Notes have been sold thereunder, or otherwise cease to be a Transfer Restricted Security (as defined in the Registration Rights Agreement).

     If neither of the registration statements described above is filed and declared effective within the prescribed time periods or any other Registration Defaults (as defined in the Registration Rights Agreement) may occur, the Company will pay Liquidated Damages to each holder of the Notes, with respect to the first 90-day period immediately following the occurrence of such Registration Default in an amount equal to $.05 per week per $1,000 principal amount of the Notes held by such holder and with respect to each subsequent 90-day period, an additional $.05 per week per $1,000 principal amount of Notes until all Registration Defaults have been cured, up to a maximum of liquidated damages of $.50 per week per $1,000 principal amount of Notes (regardless of whether one or more than one Registration Default is outstanding).

     The Indenture contains certain covenants which, among other things, restrict the ability of the Company and any of its Restricted Subsidiaries to incur additional indebtedness, pay dividends or make distributions of the Company's capital stock or make certain other restricted payments, create liens, enter into transactions with stockholders and affiliates, sell assets, or consolidate, merge or sell all or substantially all of their assets.

     A portion of the net proceeds from the offering sufficient to pay two years' interest on the Notes, approximately $53.3 million, has been used to fund an Escrow Account for the benefit of the holders of the Notes. Funds may be disbursed from the Escrow Account to reimburse the Company for interest payments the Company makes on the Notes, and, in certain circumstances, upon the retirement of the Notes. The balance of the net proceeds will be used for working capital and general corporate purposes, including payment for licenses awarded, if any, through participation in the D, E and F Block auctions being conducted by the Federal Communications Commission. Pending such uses, the net proceeds of the Offering will be invested in investment-grade, interest-bearing securities.

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

Item 7.   Financial Statements and Exhibits
          ---------------------------------

(c)       Exhibits (numbered in accordance with Item 601 of the Regulation S-K).

          Exhibit No.                Description                 Page No.
          -----------                ------------                --------

             4.1          Indenture by and between the Company
                          and Marine Midland Bank, as trustee,
                          dated August 27, 1996.

             4.2          Registration Rights Agreement by and
                          among the Company, Donaldson, Lufkin &
                          Jenrette Securities Corporation and
                          Goldman, Sachs & Co., dated August 27,
                          1996.

             4.3          Form of Note.

            10.1          Purchase Agreement by and among the
                          Company, Donaldson, Lufkin & Jenrette
                          Securities Corporation and Goldman,
                          Sachs & Co., dated August 22, 1996.

            10.2          Escrow Agreement by and among the
                          Company, The Chase Manhattan Bank and
                          Marine Midland Bank, dated August 27,
                          1996.

            99.1           Press Release, dated August 22, 1996.

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

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 10, 1996      OMNIPOINT CORPORATION



                              By: _________________________
                                  Bradley E. Sparks
                                  Chief Financial Officer

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

                             OMNIPOINT CORPORATION

                                   FORM 8-K

                                 EXHIBIT INDEX

                                                               Sequentially
Exhibit No.                         Description                Numbered Pages
- -----------                         -----------                --------------

    4.1                   Indenture by and between the
                          Company and Marine Midland Bank,
                          as trustee, dated August 27, 1996.

    4.2                   Registration Rights Agreement by
                          and among the Company, Donaldson,
                          Lufkin & Jenrette Securities
                          Corporation and Goldman, Sachs
                          Co., dated August 27, 1996.

    4.3                   Form of Note.

   10.1                   Purchase Agreement by and among
                          the Company, Donaldson, Lufkin &
                          Jenrette Securities Corporation
                          and Goldman, Sachs & Co., dated
                          August 22, 1996.

   10.2                   Escrow Agreement by and among the
                          Company, The Chase Manhattan Bank
                          and Marine Midland Bank, dated
                          August 27, 1996.

   99.1                   Press Release, dated August 22,
                          1996.


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